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                                                                   Exhibit 10.13

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                            TRANSFER RIGHTS AGREEMENT



                                      AMONG



                               PwC CONSULTING SCA



                                       and



                      THE COVERED PERSONS SIGNATORY HERETO



                           Dated as of April 30, 2002





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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                    ARTICLE 1
                          DEFINITIONS AND OTHER MATTERS

Section 1.01.  Definitions.................................................   1
Section 1.02.  Gender......................................................   6

                                    ARTICLE 2
                        LIMITATIONS ON TRANSFER OF SHARES

Section 2.01.  Transfer Restrictions.......................................   6
Section 2.02.  Release of Transfer Restrictions............................   6
Section 2.03.  Certain Additional Restrictions.............................   7
Section 2.04.  Holding of Covered Shares In Custody And/or In
               Nominee Name; Legend On Certificates; Entry Of Stop
               Transfer Orders.............................................   8

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

Section 3.01.  Representations And Warranties..............................  10

                                    ARTICLE 4
                         OTHER AGREEMENTS OF THE PARTIES

Section 4.01.  Redemption Price Payable in Bermudaco Shares;
               Obligation to Deliver Registered Securities.................  12
Section 4.02.  Partners Committee..........................................  13
Section 4.03.  Indemnification And Expenses................................  14
Section 4.04.  Adjustment Upon Changes In Capitalization; Adjustments
               Upon Changes Of Control; Representatives, Successors
               And Assigns.................................................  14
Section 4.05.  Filing Of Schedule 13D or 13G...............................  16
Section 4.06.  Further Assurances..........................................  16

                                    ARTICLE 5
                                  MISCELLANEOUS

Section 5.01.  Term Of The Agreement; Termination Of Certain Provisions....  17
Section 5.02.  Amendments and Waivers......................................  17
Section 5.03.  Governing Law...............................................  19
Section 5.04.  Resolution Of Disputes......................................  19
Section 5.05.  Relationship Of Parties.....................................  21
Section 5.06.  Notices.....................................................  21


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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Section 5.07.  Severability................................................  22
Section 5.08.  Right To Determine Tender Confidentially....................  22
Section 5.09.  No Third-party Rights.......................................  22
Section 5.10.  Amendments To Effect Reorganization.........................  23
Section 5.11.  Section Headings............................................  23


Appendix A - Covered Persons
Exhibit I - Joinder Agreement











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     This Transfer Rights Agreement, dated as of April 30, 2002 (as amended from time to time, this "AGREEMENT"), among PwC Consulting SCA, a Luxembourg partnership limited by shares (societe en commandite par actions) ("LUXCO"), and the Covered Persons (as defined below).

                                R E C I T A L S:

     The Covered Persons do, or may in the future, beneficially own Class I Common Shares of Luxco (the "COMMON SHARES").

     The Covered Persons desire to address certain relationships among themselves with respect to the disposition of their Common Shares and various other matters and desire to give to the Partners Committee (as defined below) the power to enforce their agreements with respect thereto on their behalf.

     Accordingly, the parties hereto agree as follows:


                                    ARTICLE 1
                          DEFINITIONS AND OTHER MATTERS

     Section 1.01. Definitions. The following words and phrases used in this Agreement shall have the following meanings, except as otherwise expressly provided or unless the context otherwise requires:

     (a) This "AGREEMENT" shall have the meaning ascribed to such term in the preamble.

     (b) A "BENEFICIAL OWNER" of a security is any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares: (i) voting power, which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power, which includes the power to dispose, or to direct the disposition of, such security; provided that for purposes of this Agreement a person shall not be deemed a beneficial owner of Common Shares (A) solely by virtue of the application of Exchange Act Rule 13d-3(d) or Exchange Act Rule 13d-5(b)(i) as in effect on the date hereof, (B) solely by virtue of the possession of the legal right to vote securities under applicable law (such as by proxy, power of attorney or appointment as corporate representative) or (C) held of record by a "private foundation" subject to the requirements of Section 509 of the Code (or equivalent in other jurisdictions as determined from time to time by the Partners Committee). "BENEFICIALLY OWN" and "BENEFICIAL OWNERSHIP" shall have correlative meanings. For purposes of the determination of beneficial ownership only, the provisions of Article 2 hereof and Article 2 and Article 4 of the Voting Agreement dated the date hereof among BermudaCo and the "Covered Persons" party thereto, as amended from time to

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time, shall not be deemed to transfer the investment power with respect to any
Common Shares.

     (c) "BERMUDACO CLASS A COMMON SHARES" shall mean the Class A Common Shares of PwCC Limited, a Bermuda holding company.

     (d) "CLOSING DATE" means, with respect to each Covered Person, the later to occur of the IPO Date and the Rollup Date with respect to such Covered Person.

     (e) "CODE" shall mean the United States Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder.

     (f) "COMMON SHARES" shall have the meaning ascribed to such term in the recitals.

     (g) "COMPANY" shall mean Luxco, together with its general partner and its Subsidiaries from time to time.

     (h) "CONTINUING PROVISIONS" shall have the meaning ascribed to such term in Section 5.01(b).

     (i) "COVERED PERSONS" shall mean those persons, other than Luxco, who are from time to time parties to this Agreement and whose names are, or are required to be, listed on Appendix A hereto, in each case in accordance with the terms hereof.

     (j) A Covered Person's "COVERED SHARES" shall mean any Common Shares beneficially owned by such Covered Person at the time in question. "COVERED SHARES" shall also include the securities that are defined to be "COVERED SHARES" in Section 4.04. A Covered Person "ACQUIRES" Covered Shares when such Covered Person first acquires beneficial ownership of such Covered Shares.

     (k) The term "DISABLED," with respect to a Covered Person, shall mean (i) "DISABLED" as defined in any employment agreement then in effect between such Covered Person and the Company, (ii) if not defined therein, or if there shall be no such agreement, "DISABLED" as defined in the Company's long-term disability plan applicable to such Covered Person as in effect from time to time or (iii) if there shall be no such plan, the inability of such Covered Person to perform in all material respects his duties and responsibilities to the Company for a period of six (6) consecutive months or for an aggregate of nine (9) months in any twenty-four (24) consecutive month period by reason of a physical or mental incapacity. Any question as to the existence of a disability as to which the


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employee and the Company cannot agree shall be determined in writing by a qualified independent physician selected by the Company and reasonably acceptable to the employee. The determination of disability made in writing to the Company and the employee shall be final and conclusive for all purposes of this Agreement. "DISABILITY" shall have a correlative meaning.

     (l)  "DISABLED EMPLOYEE" shall have the meaning ascribed to such term in
Section 2.02.

     (m) An "EMPLOYEE" shall mean any employee of the Company and shall also include, without limitation, an owner or employee of partner personal service companies in certain countries with which the Company has personal service contracts (in each case as agreed by the Partners Committee), and any other similarly situated person designated as an "employee" by the Partners Committee.

     (n) "EMPLOYEE COVERED PERSON" shall mean a Covered Person who is an employee of the Company at the time in question; provided that if the Company has received notice that any Covered Person intends to terminate such Covered Person's employment with the Company (except in the case of notice with respect to a termination described in Section 2.02(c) or disability), such Covered Person shall be deemed not to be an Employee Covered Person except for purposes of Section 2.03, Section 2.04(e) and Section 2.04(f).

     (o) "EMPLOYEE COVERED SHARES" shall have the meaning ascribed to such term in Section 5.01.

     (p) "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended from time to time.

     (q) A reference to an "EXCHANGE ACT RULE" shall mean a rule or regulation of the United States Securities and Exchange Commission under the Exchange Act, as in effect from time to time or as replaced by a successor rule thereto.

     (r)  "FUTURE RESTRICTIONS" shall have the meaning ascribed to such term in
Section 2.03.

     (s) "IPO DATE" shall mean the closing date of the initial public offering of the Bermudaco Class A Common Shares.

     (t)  "LUXCO" shall have the meaning ascribed to such term in the preamble.

     (u) "MARKET PRICE OF A BERMUDACO CLASS A COMMON SHARE" shall have the meaning ascribed to such term in the Articles of Association of Luxco,


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as such term may be amended from time to time pursuant to the Articles of
Association of Luxco.

     (v) "NON-COMPETITION AGREEMENT" shall mean, collectively, any agreements containing confidentiality, non-competition, non-solicitation, no-hire or similar restrictive covenants between the Company and the applicable Covered Person (including such Covered Person's Redemption and Non-Competition Agreement).

     (w)  "PARTNERS COMMITTEE" shall have the meaning ascribed to such term in
Section 4.02.

     (x) "PERMITTED BASKET TRANSACTION" shall mean the purchase or sale of, or the establishment of a long or short position in, a basket or index of securities (or of a derivative financial instrument with respect to a basket or index of securities) that includes securities of the Company, in each case if such purchase, sale or establishment is permitted under the Company's policy on hedging with respect to securities of the Company and other relevant policies, including insider trading policies, as announced from time to time.

     (y) A "PERSON" shall include, as applicable, any individual, estate, trust, corporation, partnership, limited liability company, unlimited liability company, foundation, association or other entity.

     (z) "PRIVATE PLACEMENT LEGEND" means a legend, conspicuously noted on the relevant certificate, agreement or other instrument, substantially to the effect that:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER APPLICABLE LAWS. NO TRANSFER OF SUCH SECURITIES MAY BE MADE WITHOUT AN OPINION OF COUNSEL, SATISFACTORY TO PwC CONSULTING SCA, THAT SUCH TRANSFER MAY PROPERLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER APPLICABLE LAWS OR THAT SUCH SECURITIES HAVE BEEN SO REGISTERED UNDER A REGISTRATION STATEMENT WHICH IS IN EFFECT ON THE DATE OF SUCH TRANSFER AND IN ACCORDANCE WITH OTHER APPLICABLE LAW."

     (aa) "QUALIFIED EMPLOYEE" shall have the meaning ascribed to such term in
Section 2.02.


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     (bb) "ROLLUP DATE" shall mean, with respect to any Covered Person, the closing date of the transaction by which the consulting business in which he was employed or provided services immediately prior to such time was transferred to the Company in exchange for Common Shares.

     (cc) "SECURITIES ACT" shall mean the United States Securities Act of 1933, as amended from time to time.

     (dd) "SOLE BENEFICIAL OWNER" shall mean a person who is the beneficial owner of Covered Shares, who does not share beneficial ownership of such Covered Shares with any other person (other than pursuant to this Agreement, the Non-Competition Agreement or applicable community property laws) and who is the only person (other than pursuant to applicable community property laws) with a direct economic interest in the Covered Shares. An economic interest of the Company (or of any other person with respect to which the Company has expressly agreed to in writing) as pledgee shall be disregarded for this purpose. A Covered Person that holds Covered Shares indirectly through a wholly-owned personal holding company shall be considered the "SOLE BENEFICIAL OWNER" of such Covered Shares; provided that such personal holding company is a Covered Person.

     (ee) "SUBSIDIARY" shall mean any person in which Luxco owns, directly or indirectly, at least a majority of the equity, economic or voting interest.

     (ff) "TRANSFER" shall mean any sale, transfer, pledge, hypothecation or other disposition, whether direct or indirect, whether or not for value, and shall include transactions described in Section 4.01(a) and any disposition of the economic risks of ownership of Covered Shares, including short sales of securities of the Company, option transactions (whether physical or cash settled) with respect to securities of the Company, use of equity or other derivative financial instruments relating to securities of the Company and other hedging arrangements with respect to securities of the Company, in each such case other than Permitted Basket Transactions.

     (gg) "TRANSFER RESTRICTIONS" shall have the meaning ascribed to such term in Section 2.01.

     (hh) "UNDERWRITING AGREEMENT" shall have the meaning ascribed to such term in Section 2.03.

     (ii) "VOTE" shall include, without limitation, actions taken or proposed to be taken by written consent.


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     Section 1.02. Gender. For the purposes of this Agreement, the words "he,"
"his" or "him" shall be interpreted to include the masculine, feminine and corporate, other entity or trust form.


                                   ARTICLE 2
                        LIMITATIONS ON TRANSFER OF SHARES

     Section 2.01. Transfer Restrictions. Except as expressly set forth in this Agreement, each Covered Person agrees for the benefit of every other Covered Person that such Covered Person shall at all times be the Sole Beneficial Owner of all Covered Shares beneficially owned by such Covered Person as of the Closing Date applicable to such Person (such requirements with respect to ownership of Covered Shares, collectively, the "TRANSFER RESTRICTIONS").

     Section 2.02. Release of Transfer Restrictions. Notwithstanding Section 2.01, an Employee Covered Person may:

          (i) commencing on the date that is one (1) year after the Closing Date, Transfer an aggregate (together with all other Transfers made pursuant to this Section 2.02(a)) of up to 20% of the aggregate number of Common Shares beneficially owned by such Employee Covered Person as of the Closing Date;

          (ii) commencing on the date that is two (2) years after the Closing Date, Transfer an aggregate (together with all other Transfers made pursuant to this Section 2.02(a)) of up to 40% of the aggregate number of Common Shares beneficially owned by such Employee Covered Person as of the Closing Date;

          (iii) commencing on the date that is three (3) years after the Closing Date, Transfer an aggregate (together with all other Transfers made pursuant to this Section 2.02(a)) of up to 60% of the aggregate number of Common Shares beneficially owned by such Employee Covered Person as of the Closing Date; and

          (iv) commencing on the date that is four (4) years after the Closing Date, Transfer an aggregate (together with all other Transfers made pursuant to this Section 2.02(a)) of up to 75% of the aggregate number of Common Shares beneficially owned by such Employee Covered Person as of the Closing Date.

     (b) Notwithstanding Section 2.01, a Covered Person may Transfer any Common Shares beneficially owned by such Covered Person as of the Closing Date commencing on the later of (i) the date that is five (5) years after the Closing


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Date and (ii) if such Covered Person is or has been an employee, the date that such Covered Person ceases to be an employee.

     (c) Notwithstanding Section 2.01, an Employee Covered Person who terminates his employment at the age of 55 or older and is not in contravention of such person's Non-Competition Agreement (a "QUALIFIED EMPLOYEE") may Transfer the Common Shares beneficially owned by such Qualified Employee as of the Closing Date, subject only to Section 2.03(a) and Section 2.03(b).

     (d) Notwithstanding Section 2.01, a Covered Person who becomes disabled while an employee of the Company (a "DISABLED EMPLOYEE") may Transfer Common Shares beneficially owned by such Disabled Employee as of the applicable Closing Date, subject only to Section 2.03(a) and Section 2.03(b).

     (e) Notwithstanding Section 2.01 (but subject to Section 2.03), an Employee Covered Person may Transfer Covered Shares beneficially owned by such person (i) to the extent necessary to pay taxes incurred in connection with the issuance of such shares to such Person on the Rollup Date (unless alternative financing arrangements, which may include loans, are made available by the Company to such Employee Covered Persons to cover such taxes) and (ii) to the extent such Shares were delivered to such Person on or about such Person's Rollup Date as payment in respect of such Person's paid-in capital and memorandum accounts or similar capital contributions or loans to, such Person's consulting business. Shares sold pursuant to this Section 2.02(e) shall not be deemed to be Covered Shares beneficially owned by such Employee as of the Closing Date for purposes of Section 2.02(a).

     (f) Notwithstanding Section 2.01, a Covered Person may Transfer Common Shares beneficially owned by such Covered Person as of the Closing Date pursuant to bona fide pledges of Common Shares (i) to the Company to secure obligations under his Non-Competition Agreement or (ii) approved in advance by Luxco in writing and, in each case, any sales or foreclosures thereunder; provided that, in the case of clause (ii), the pledgee has agreed in writing with Luxco (any such agreement to be satisfactory to Luxco in its sole discretion) that Luxco shall have a right of first refusal to purchase such Common Shares at the Market Price of Bermudaco Class A Common Shares prior to any sale of such Common Shares by such pledgee.

     Section 2.03. Certain Additional Restrictions. Each Covered Person agrees, for the benefit of every other Covered Person, that such Covered Person will comply, with respect to all Common Shares beneficially owned by such Covered Person, with the restrictions on Transfer relating to Common Shares imposed by the lock-up provisions of the underwriting agreement (the "UNDERWRITING AGREEMENT") with respect to the initial public offering of Bermudaco Class A Common Shares that are expressly applicable to employees


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with the title "partner", whether or not such provisions refer to such Covered
Person by name.

     (b) Each Covered Person agrees, for the benefit of every other Covered Person, that, upon notice from Luxco, such Covered Person will comply, with respect to all Common Shares beneficially owned by such Covered Person with any future restrictions on Transfer relating to Common Shares imposed by or with the consent of Luxco and notified to such Covered Person from time to time in connection with any future offerings of securities of the Company, whether by the Company or by any securityholder thereof and whether or not such restrictions on transfer refer to such Covered Person by name (such restrictions, collectively, "FUTURE RESTRICTIONS"); provided that such Future Restrictions are no more onerous than restrictions agreed to by Luxco in such offering. Notwithstanding the immediately preceding sentence, Covered Persons that are not Employee Covered Persons shall not be required to comply with such Future Restrictions on Transfer relating to Common Shares that are not Covered Shares.

     (c) Each Covered Person agrees, for the benefit of every other Covered Person, that for so long as such Covered Person is an Employee Covered Person, such Covered Person will comply with any restrictions on Transfer relating to Common Shares imposed by the Company and notified to such Covered Person from time to time pursuant to the Company's insider trading policies.

     Section 2.04. Holding of Covered Shares In Custody And/or In Nominee Name; Legend On Certificates; Entry Of Stop Transfer Orders. Each Covered Person understands and agrees that all Covered Shares beneficially owned by such Covered Person (in each case other than Covered Shares held of record by a trustee in a compensation or benefit plan administered by the Company and other Covered Shares that have been pledged to the Company (or to a third party agreed to in writing by Luxco) to secure the performance of such Covered Person's obligations under any agreement with the Company (or with any other person with respect to which Luxco has expressly agreed to in writing)) shall, at the sole discretion of the Partners Committee, be registered in the name of a nominee for such Covered Person and/or shall be held in the custody of a custodian until otherwise determined by the Partners Committee or until such time as such Covered Shares are released pursuant to Section 2.04(e) or (f) and, by his signature hereto, each Covered Person appoints the Partners Committee, and each member thereof individually, with full power of substitution and resubstitution, his true and lawful attorney-in-fact to assign, endorse and register for transfer into such nominee's name or deliver to such custodian any such Covered Shares which are not so registered or so held, as the case may be, and to enter into any custody agreement with respect to such Covered Shares, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary, advisable or appropriate to carry out fully the intent of this
Section 2.04(a) as such Covered


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Person might or could do personally, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this power of attorney. It is understood and agreed by each such Covered Person that this appointment, empowerment and authorization may be exercised by the aforementioned persons with respect to all Covered Shares beneficially owned by such Covered Person but held of record by another person (including through delivery of instructions to the record holder to deliver such securities (or a securities entitlement with respect thereto) to, or register such securities in the name of, such nominee or custodian), for the period beginning on the date hereof and ending on the date this Agreement shall have been terminated pursuant to Section 5.01(a) hereof. The form of the custody agreement and the identity of the custodian and/or nominee shall be as determined by the Partners Committee in its sole discretion from time to time.

     (b) Whenever any nominee holder shall receive any dividend or other distribution in respect of any Covered Shares that is paid in a form other than in Covered Shares, the Partners Committee will give or cause to be given notice or direction to the applicable nominee and/or custodian referred to in Section
2.04 to permit the prompt distribution of such dividend or distribution to the beneficial owner of such Covered Shares, net of any tax withholding amounts required to be withheld by the nominee, unless the distribution of such dividend or distribution is restricted by the terms of another agreement between the Covered Person and the Company (or with any other person with respect to which Luxco has expressly agreed in writing) known to the Partners Committee.

     (c) Each Covered Person understands and agrees that any share certificate representing Covered Shares beneficially owned by such Covered Person, and any agreement or other instrument evidencing restricted share units, options or other rights to receive or acquire Covered Shares beneficially owned by such Covered Person, will bear (i) a Private Placement Legend (until Luxco determines such legend is no longer required to ensure compliance with applicable law) and
(ii) a legend noted conspicuously on each such certificate, agreement or other instrument reading substantially as follows:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A TRANSFER RIGHTS AGREEMENT AMONG PwC CONSULTING SCA AND THE PERSONS NAMED THEREIN, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF PwC CONSULTING SCA AND WHICH, AMONG OTHER MATTERS, PLACES RESTRICTIONS ON THE DISPOSITION OF SUCH SECURITIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SOLD, EXCHANGED, TRANSFERRED, ASSIGNED, PLEDGED, PARTICIPATED,


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          HYPOTHECATED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE THEREWITH."

     (d) Each Covered Person agrees and consents (i) that Luxco may refuse to register the transfer of, and (ii) to the entry of stop transfer orders against the transfer of, Covered Shares subject to Transfer Restrictions and/or bearing a Private Placement Legend, except in compliance with this Agreement and applicable law.

     (e) All Covered Shares of each Covered Person who is not an Employee Covered Person which are permitted to be Transferred without contravening any Transfer Restrictions shall be released, pursuant to procedures to be developed by the Partners Committee, to or at the direction of such Covered Person free and clear of all restrictions and legends described in this Section 2.04 (other than the Private Placement Legend, unless Luxco determines that such legend is no longer required to comply with the Securities Act and other applicable law).

     (f) A specified number of Covered Shares of an Employee Covered Person shall be released, pursuant to procedures to be developed by the Partners Committee, upon the request of such Employee Covered Person and to or at the direction of such Employee Covered Person (free and clear of all restrictions and legends described in this Section 2.04 other than the Private Placement Legend, unless Luxco determines that such legend is no longer required to comply with the Securities Act and other applicable law); provided that such request is accompanied by a certificate of such requesting Employee Covered Person (i) indicating such requesting Employee Covered Person's intention to Transfer promptly such specified number of Covered Shares and (ii) establishing that such specified number of Covered Shares are then permitted to be Transferred without contravening any Transfer Restrictions (which evidence must be satisfactory to the Partners Committee). Any Covered Shares not transferred as intended shall be returned to custody.


                                   ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

     Section 3.01. Representations And Warranties. Each Covered Person severally represents and warrants that:

          (i) such Covered Person has (and with respect to Covered Shares to be acquired in the future, will have) good, valid and marketable title to the Covered Shares, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement, another agreement with the Company, or any other agreement with another person to which Luxco has expressly agreed


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     in writing, by which such Covered Person is bound and to which the Covered
     Shares are subject;

          (ii) there are no actions, suits or proceedings pending, or, to the knowledge of such Covered Person, threatened against or affecting such Covered Person or such Covered Person's assets in any court or before or by any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality which, if adversely determined, would impair the ability of such Covered Person to perform or comply with this Agreement;

          (iii) such Covered Person understands that his ability to transfer the Covered Shares is subject to legal and contractual restrictions and that the Covered Shares have not been registered under the Securities Act, and that he is holding the Covered Shares for his own account, for investment, and not for distribution, assignment or resale to others, and no other person has any direct or indirect beneficial interest in such shares (other than the Company or at the express written consent of Luxco and other than with respect to any Employee Covered Shares the Transfer of which has been approved by the Partners Committee pursuant hereto) and that he will comply with the Securities Act and other applicable law in connection with any Transfer; and

          (iv) no statement, representation or warranty made by such Covered Person in this Agreement, nor any information provided by such Covered Person for inclusion in a report filed pursuant to Section 4.05 or in a registration statement filed by the Company contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements, representations or warranties contained in this Agreement or information provided therein not misleading.

     Each Covered Person that is not a natural person additionally and severally represents and warrants that:

          (i) such Covered Person is duly organized and validly existing in good standing under the laws of the jurisdiction of such Covered Person's formation;

          (ii) such Covered Person has full right, power and authority to enter into and perform this Agreement; and

          (iii) the execution and delivery of this Agreement and the performance of the transactions contemplated herein have been duly authorized, and no further proceedings on the part of such Covered Person


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     are necessary to authorize the execution, delivery and performance of this
     Agreement; and this Agreement has been duly executed and delivered by such Covered Person.

     Each Covered Person severally agrees that the foregoing provisions of this
Article 3 shall be continuing representations and warranties of such Covered Person during the period that such person shall be a Covered Person and Common Shares of such person shall be Covered Shares, and such Covered Person shall take all actions as shall from time to time be necessary to cure any breach or violation and to obtain any authorizations, consents, approvals and clearances in order that such representations and warranties shall be true and correct during such period.


                                   ARTICLE 4
                         OTHER AGREEMENTS OF THE PARTIES

     Section 4.01. Redemption Price Payable in Bermudaco Shares; Obligation to Deliver Registered Securities. Each Covered Person agrees that the redemption price payable in connection with any redemption of such Covered Person's Common Shares under the Articles of Association of Luxco, as such redemption price is calculated in accordance with such Articles of Association may, at the option of Luxco, be paid in cash or in Bermudaco Class A Common Shares; provided that no Bermudaco Class A Common Shares may be issued in respect of any Common Share (and no Covered Person may seek to redeem their Common Shares for cash without Luxco's consent) until such Common Share has been issued and outstanding for at least one year.

     (b) Unless not permitted by applicable law, as promptly as possible after the first anniversary of the IPO Date, the Company shall prepare and file with the Securities and Exchange Commission a registration statement on an appropriate form under the Securities Act, registering Bermudaco Class A Common Shares issuable to Covered Persons upon redemption of their Common Shares pursuant to Section 4.01(a). The Company shall use its reasonable best efforts to cause such registration statement to become effective under the Securities Act as soon as possible thereafter and to maintain the effectiveness of the registration statement (and file any supplements or amendments to the prospectus contained therein as are necessary to permit the registration to be used in connection with such redemptions) until such time as all Common Shares held by all Covered Persons have been redeemed; provided that the Company may postpone effecting the registration pursuant to this Section, and may suspend use of the registration statement, at any time for a period not exceeding 90 days (provided, however, that the Company may not suspend use of the registration statement more than two times in any 365 day period), if the Company determines in good faith that effecting the registration or permitting use of the registration statement would not be in the best interests of the Company.

     Section 4.02. Partners Committee. (a) The "PARTNERS COMMITTEE", as of any time, shall consist of the members of the Board of Directors of Bermudaco who are also employees of the Company that hold the "Partner" title (or a title of similar dignity) and who agree to serve as members of the Partners Committee. If there are fewer than three individuals who are both Partners and members of the Board of Directors of Bermudaco, then such directors shall select such executive officers of Bermudaco that are Partners as they shall choose to serve as members of the Partners Committee to ensure that there at least three members of the Partners Committee. If there are no individuals who are both Partners and members of the Bermudaco Board of Directors, then the chief executive officer of Bermudaco shall serve as a member of the Partners Committee together with such other executive officers of Bermudaco that are Partners as he shall choose. Any member of the Partners Committee that is not a Covered Person hereunder shall be deemed to be a party hereto solely in his capacity as a member of the Partners Committee.

     (b) (i) Except as otherwise provided in this Agreement, all determinations necessary or advisable under this Agreement (including determinations of beneficial ownership) shall be made by the Partners Committee, whose determinations shall be final and binding. Subject to applicable law, the Partners Committee's determinations under this Agreement and actions (including waivers) hereunder need not be uniform and may be made selectively among Covered Persons (whether or not such Covered Persons are similarly situated).

     (ii) Each Covered Person recognizes and agrees that each of the members of the Partners Committee in acting hereunder shall at all times be acting in their individual capacities and not as directors or officers of the Company and in so acting or failing to act shall not have any fiduciary duties to the Company or the Covered Persons as a member of the Partners Committee by virtue of the fact that one or more of such members may also be serving as a director or officer of the Company or otherwise. Each Covered Person consequently recognizes that for a member of the Partners Committee to also serve as a director or officer of the Company does not constitute a conflict.

     (iii) The Partners Committee shall act through a majority vote of its members. Such actions may be taken in person at a meeting or by a written instrument signed by the majority of the members. Meetings of the Partners Committee may be held by such telephonic or other electronic means as the Partners Committee may from time to time approve and which permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such a meeting. The Partners Committee may conduct its activities pursuant to such procedures not inconsistent with the foregoing that it may establish from time to time.

     (c) To the extent not addressed in this Agreement, actions to be taken pursuant to this Agreement shall be governed by such procedures as the Partners Committee may in its discretion adopt from time to time.

     Section 4.03. Indemnification And Expenses. (a) To the fullest extent permitted by law, Luxco agrees that it will indemnify and hold harmless each member of the Partners Committee, acting as such, against any judgments, fines, losses, claims, damages or liabilities incurred by them in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters that pertain to this Agreement or the transactions contemplated hereby, except to the extent arising from such member's gross negligence or willful misconduct.

     (b) Luxco shall be responsible for all expenses of the Partners Committee incurred in the operation and administration of this Agreement, including expenses incurred in preparing appropriate filings and correspondence with the United States Securities and Exchange Commission or other securities regulators, lawyers', accountants', agents', consultants', experts', investment banking and other professionals' fees, expenses incurred in enforcing the provisions of this Agreement, expenses incurred in maintaining any necessary or appropriate books and records relating to this Agreement and expenses incurred in the preparation of amendments to and waivers of provisions of this Agreement.

     (c) Each Covered Person shall be responsible for all expenses of such Covered Person incurred in connection with the compliance by such Covered Person with his obligations under this Agreement, including expenses incurred by the Partners Committee or Luxco in enforcing the provisions of this Agreement relating to such obligations.

     Section 4.04. Adjustment Upon Changes In Capitalization; Adjustments Upon Changes Of Control; Representatives, Successors And Assigns. (a) In the event of any change in the outstanding Common Shares by reason of stock dividends, stock splits, reverse stock splits, spin-offs, split-ups, recapitalizations, combinations, exchanges of shares and the like, the term "Covered Shares" shall refer to and include the securities received or resulting therefrom, but only to the extent such securities are received in exchange for or in respect of Covered Shares. Upon the occurrence of any event described in the immediately preceding sentence, the Partners Committee shall make such adjustments to or interpretations of the provisions of Section 2.01, 2.02 and 4.01 (and, if they so determine, any other provisions hereof) as they shall deem necessary or desirable to carry out the intent of such provision(s). If the Partners Committee deems it desirable, any such adjustments may take effect from the record date, the "when issued trading date", the "ex dividend date" or another appropriate date.

     (b) In the event of any business combination, amalgamation, restructuring, recapitalization or other extraordinary transaction directly or indirectly involving Luxco, its Subsidiaries or any of their respective securities or assets as a result of which the Covered Persons shall hold voting securities of an entity other than Luxco, the Covered Persons agree that this Agreement shall also continue in full force and effect with respect to such voting securities of such other entity formerly representing or distributed in respect of Covered Shares of Luxco, and the terms "Covered Shares," "Common Shares", "Employee Covered Shares," and "Luxco" and "Company," shall refer to such voting securities formerly representing or distributed in respect of Covered Shares of Luxco and such entity, respectively. Upon the occurrence of any event described in the immediately preceding sentence, the Partners Committee shall make such adjustments to or interpretations of the restrictions of Section 2.01 (and, if it so determines, any other provisions hereof) as it shall deem necessary or desirable to carry out the intent of such provision(s). If the Partners Committee deems it desirable, any such adjustments may take effect from the record date or another appropriate date.

     (c) In the event of any business combination, amalgamation, restructuring, recapitalization or other extraordinary transaction directly or indirectly involving the Company or any of its securities or assets as a result of which the holders of Bermudaco Class A Common Shares shall hold voting securities of a different entity, the Covered Persons agree that the term "Bermudaco Class A Common Shares" shall refer to such voting securities formerly representing, or distributed in respect of, Bermudaco Class A Common Shares. Upon the occurrence of any event described in the immediately preceding sentence, the Partners Committee shall make such adjustments to or interpretations of Section 2.02 or
4.01 (and, if it so determines, any other provisions hereof) as it shall deem necessary or desirable to carry out the intent of such provision(s). If the Partners Committee deems it desirable, any such adjustments may take effect from the record date or another appropriate date.

     (d) This Agreement shall be binding upon and inure to the benefit of the respective legatees, legal representatives, successors and assigns of the Covered Persons (and Luxco in the event of a transaction described in Section 4.04(b) or Section 5.10); provided that a Covered Person may not assign this Agreement or any of his rights or obligations hereunder without the prior written consent of Luxco, and any assignment by a Covered Person without such consent shall be void; provided further that no assignment of this Agreement by Luxco or to a successor of Luxco (by operation of law or otherwise) shall be valid unless such assignment is made to a person which succeeds to the business of Luxco substantially as an entirety.

     Section 4.05. Filing Of Schedule 13D or 13G. (a) In the event that any or all Covered Persons are required to file a report of beneficial ownership on
Schedule 13D or 13G under the Exchange Act with respect to the Common Shares beneficially owned by such person or persons (for this purpose as determined by Exchange Act Rule 13d-3 and Exchange Act Rule 13d-5), such Covered Person agrees for the benefit of every other Covered Person that, unless otherwise directed by the Partners Committee, such Covered Person will not file a separate such report, but will file a report together with the other Covered Persons, containing the information required by the Exchange Act, and such Covered Person understands and agrees that such report shall be filed on his behalf by the Partners Committee or any member or designee thereof. Such Covered Person shall cooperate fully with the other Covered Persons and the Partners Committee to achieve the timely filing of any such report and any amendments thereto as may be required, and such Covered Person agrees that any information concerning such Covered Person which such Covered Person furnishes in connection with the preparation and filing of such report will be complete and accurate.

     By his signature hereto, each Covered Person appoints the Partners Committee and each member thereof from time to time individually, with full power of substitution and resubstitution, his true and lawful attorney-in-fact to execute such reports on Schedule 13D or 13G and any and all amendments thereto and to file such reports with all exhibits thereto and other documents in connection therewith with the United States Securities and Exchange Commission and, if necessary, other regulators, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary, advisable or appropriate to carry out fully the intent of this Section 4.05 as such Covered Person might or could do personally, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this power of attorney. Each Covered Person hereby further designates such attorneys as such Covered Person's agents authorized to receive notices and communications with respect to such reports and any amendments thereto. It is understood and agreed by each such Covered Person that this appointment, empowerment and authorization may be exercised by the aforementioned persons for the period beginning on the date hereof and ending on the date such Covered Person is no longer subject to the provisions of this Agreement (and shall extend thereafter for such time as is required to reflect that such Covered Person is no longer a party to this Agreement).

     Section 4.06. Further Assurances. Each Covered Person agrees, for the benefit of every other Covered Person, to execute such additional documents and take such further action as may be reasonably necessary to effect the provisions of this Agreement.

                                   ARTICLE 5
                                  MISCELLANEOUS

     Section 5.01. Term Of The Agreement; Termination Of Certain Provisions. The term of this Agreement shall be for 50 years from the date hereof unless this Agreement is earlier terminated by the affirmative vote of not less than 662/3% of the votes carried by the Covered Shares beneficially owned at the time of such termination by Employee Covered Persons (such Covered Shares at any such time, the "EMPLOYEE COVERED SHARES"). The Partners Committee may hold a vote of the Employee Covered Shares to terminate this Agreement. If this Agreement is terminated prior to the expiration or termination of the Transfer Restrictions referred to in Section 2.01, such restrictions on transfer shall survive and continue to apply in accordance with the provisions of Article 2 unless waived or terminated as provided in Section 5.02(d) or Section 5.02(e). If this Agreement is terminated prior to the expiration or termination of the restrictions on transfer referred to in Section 2.03(a) or (b) such restrictions on transfer shall survive and continue to apply in accordance with the provisions of the Underwriting Agreement or other applicable agreement referred to in Section 2.03(a) or (b) unless waived or terminated as provided in such Underwriting Agreement or other applicable agreement.

     (b)  Unless this Agreement has previously been terminated pursuant to
Section 5.01(a), any Covered Person who ceases to be an employee for any reason other than death shall continue to be bound by all the provisions of this Agreement until such time as such Covered Person holds all Covered Shares free from Transfer Restrictions. Thereafter, such Covered Person shall no longer be bound by the provisions of this Agreement other than Article 4 and Section 5.02 through Section 5.11 (the "CONTINUING Provisions"), and such Covered Person's name shall be removed from Appendix A to this Agreement.

     (c)  Unless this Agreement has previously been terminated pursuant to
Section 5.01(a), the estate of any Covered Person who dies shall, from and after the date of such death, be bound only by Section 2.03(a) and (b) (until the expiration of the lock-up period applicable thereto) and the Continuing Provisions; and such Covered Person's name shall be removed from Appendix A to this Agreement.

     Section 5.02. Amendments and Waivers. (a) Except as provided in Section 4.04, this Section 5.02 or Section 5.10, provisions of this Agreement may be amended or waived only by an amendment or waiver in writing and approved by the affirmative vote of 662/3% of the votes carried by the Employee Covered Shares. The Partners Committee may hold a vote of the Employee Covered Shares to amend or waive any provision of this Agreement.

     (b) In addition to any other vote or approval that may be required under this Section 5.02, any amendment or waiver of this Section 5.02(b), Section 4.02, Section 4.03 and Section 5.02(e) or any other provision the amendment (or addition) of which has the effect of materially changing the rights or obligations of the Partners Committee hereunder shall require the approval of the Partners Committee.

     (c) In addition to any other vote or approval that may be required under this Section 5.02, any amendment or waiver to this Section 5.02(c) or to the Transfer Restrictions that would make such Transfer Restrictions materially more onerous to a Covered Person will not be enforceable against that Covered Person unless that Covered Person has consented to such amendment.

     (d) In addition to any other vote or approval that may be required under this Section 5.02, any amendment or waiver that has the effect of amending or waiving the provisions of Section 2.01, Section 2.02, Section 2.03, Section 4.01, Section 4.04, this Section 5.02(d) or Section 5.02(e) or any other amendment or waiver of this Agreement that has the effect of changing the obligations of Luxco hereunder to make such obligations materially more onerous to Luxco shall require the approval of Luxco.

     (e) Notwithstanding the foregoing, the Partners Committee may waive the Transfer Restrictions and the other provisions of this Agreement to permit (A) Covered Persons to participate as sellers in underwritten public offerings of, and share repurchase programs and tender offers by, the Company for, Common Shares; (B) Transfers of Covered Shares to organizations described in Section 501(c)(3) of the Code, including gifts to "private foundations" subject to the requirements of Section 509 of the Code or comparable provisions of the laws of other countries; (C) Transfers of Covered Shares held in employee benefit plans of the Company either generally or in particular situations; and (D) particular Covered Persons, a particular class of Covered Persons or all Covered Persons to Transfer Covered Shares in particular situations (such as Transfers to family members, partnerships or trusts), but not generally; provided that in each of
(A) through (D), waivers of the restrictions imposed by Section 2.03 shall also require the prior written consent of Luxco.

     (f) In connection with any waiver granted under this Agreement, the Partners Committee or the Employee Covered Persons proposing the waiver pursuant to this Section 5.02 may impose such conditions as they determine on the granting of such waivers.

     (g) Each party hereto understands that from time to time certain other persons may become Covered Persons by executing and delivering a joinder agreement in the form of Exhibit I hereto, and certain Covered Persons will cease to be bound by the provisions of this Agreement pursuant to the terms hereof.

Accordingly, this Agreement may be amended by the Partners Committee from time to time and without the approval of any other person, but solely for the purposes of (i) adding to Appendix A such persons as shall be made party to this Agreement by executing and delivering a joinder agreement and (ii) removing from Appendix A such persons as shall cease to be bound by the provisions of this Agreement pursuant to Section 5.01(b) or Section 5.01(c) hereof, which additions and removals shall be given effect from time to time by appropriate changes to Appendix A.

     (h) Any amendment to this Agreement approved in accordance with the terms hereof shall be binding upon all persons who are Covered Persons as of the date of such approval or who subsequently become a party hereto

     (i) The failure of Luxco or the Partners Committee at any time or times to require performance of any provision of this Agreement shall in no manner affect the rights at a later time to enforce the same. No waiver by Luxco or the Partners Committee of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such breach or the breach of any other term of this Agreement.

     (j) In any vote hereunder, each Covered Share shall have the same number of votes as it would have in any vote of the shareholders of Luxco.

     (k) Notwithstanding the foregoing, the Partners Committee may amend this Agreement to comply with any requirements of the U.S. Securities and Exchange Commission imposed in connection with the delivery of a no-action letter stating that the Covered Persons need not comply with the reporting obligations under
Section 16 of the Exchange Act that would otherwise arise as a result of this Agreement.

     Section 5.03. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF LUXEMBOURG.

     Section 5.04. Resolution Of Disputes. (a) The Partners Committee shall have the sole and exclusive power to enforce the provisions of this Agreement. The Partners Committee may in their sole discretion direct Luxco to pursue such enforcement, and Luxco agrees to pursue such enforcement as directed by the Partners Committee.

     (b) Any and all disputes which cannot be settled amicably, including any ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement (including the validity, scope and enforceability of this arbitration provision) shall be finally settled by arbitration conducted in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce before a single arbitrator, subject to the following. The seat of arbitration shall be England. However, hearings may be held in New York, London or Geneva, as the party against who the arbitration is sought shall specify or agree or, in the absence of such specification or agreement within 15 days of the request for arbitration, as the arbitrator shall decide. The parties may select an arbitrator who is a national of the same country as one of the parties. If the parties to the dispute fail to agree on the selection of an arbitrator within fifteen (15) days of the receipt of the request for arbitration, the International Chamber of Commerce shall make the appointment. The arbitrator shall be a lawyer and shall conduct the proceedings in the English language.

     Performance under this Agreement shall continue if reasonably possible during any arbitration proceedings.

     (c) Notwithstanding the provisions of paragraph (b), the Partners Committee may bring, or may cause Luxco to bring, on behalf of the Partners Committee or on behalf of one or more Covered Persons, an action or special proceeding in any court of competent jurisdiction for the purpose of compelling a party to arbitrate, seeking temporary or preliminary relief in aid of an arbitration hereunder, and/or enforcing an arbitration award and, for the purposes of this Section 5.04(c), each Covered Person (i) expressly consents to the application of Section 5.04(d) to any such action or proceeding, (ii) agrees that proof shall not be required that monetary damages for breach of the provisions of this Agreement would be difficult to calculate and that remedies at law would be inadequate, and (iii) irrevocably appoints the General Partner of Luxco c/o PwC Consulting, 1301 Avenue of the Americas, New York, NY 10019 (or, if different, the then-current corporate seat of Luxco) as such Covered Person's agent for service of process in connection with any such action or proceeding and agrees that service of process upon such agent, who shall promptly advise such Covered Person of any such service of process, shall be deemed in every respect effective service of process upon the Covered Person in any such action or proceeding.

     (d) EACH COVERED PERSON HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE STATE AND CITY OF NEW YORK, BOROUGH OF MANHATTAN, UNITED STATES OF AMERICA FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF PARAGRAPH (C) OF THIS Section 5.04, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to recognize or enforce an arbitration award. The parties acknowledge that the forums designated by this
Section 5.04(d) have a reasonable relation to this Agreement, and to the parties' relationship with one another.

          (ii) The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in Section 5.04(d)(i) and such parties agree not to plead or claim the same.

     Section 5.05. Relationship Of Parties. (a) The terms of this Agreement are not intended to create a separate entity for United States federal or state income tax purposes or under the laws of any other jurisdiction. Nothing in this Agreement shall be read to create any partnership, joint venture or separate entity among the parties or to create any trust or other fiduciary relationship between them.

     (b) Nothing in this Agreement shall confer upon any Covered Person the right to continue in the employment of or provide services to the Company or any of its affiliates or to be entitled to any remuneration or benefits not set forth in this Agreement or to interfere with or limit in any way the right of the Company or any of its affiliates to terminate such employment or services.

     Section 5.06. Notices. (a) Any communication, demand or notice to be given hereunder will be duly given (and shall be deemed to be received) when delivered in writing by hand, first class mail or facsimile to a party at its address as indicated below:

          If to a Covered Person,

          c/o Luxco
          c/o PwC Consulting
          1301 Avenue of the Americas
          New York, NY 10019
          Facsimile: 646-394-6772
          Attention: General Counsel
          (or, if different, the then-current corporate seat of Luxco)

          If to the Partners Committee,

          c/o Luxco
          c/o PwC Consulting
          1301 Avenue of the Americas
          New York, NY 10019
          Facsimile: 646-394-6772

          Attention: General Counsel
          (or, if different, the then-current corporate seat of Luxco)

          and

          If to Luxco,

          c/o PwC Consulting
          1301 Avenue of the Americas
          New York, NY 10019
          Facsimile: 646-394-6772
          Attention: General Counsel
          (or, if different, the then-current corporate seat of Luxco)

     Luxco shall be responsible for notifying each Covered Person of the receipt of a communication, demand or notice under this Agreement relevant to such Covered Person, in writing, at the address of such Covered Person then in the records of Luxco (and each Covered Person shall notify Luxco of any change in such address for communications, demands and notices) or by electronic mail to the principal electronic address of such person maintained by the Company.

     (b) Unless otherwise provided to the contrary in this Agreement, any notice which is required to be given in writing pursuant to the terms of this Agreement may be given by facsimile or electronic mail.

     Section 5.07. Severability. If any provision of this Agreement is finally held to be invalid, illegal or unenforceable, the remaining terms and provisions hereof shall be unimpaired.

     Section 5.08. Right To Determine Tender Confidentially. In connection with any tender or exchange offer for all or any portion of the outstanding Common Shares, subject to compliance with all applicable restrictions on Transfer in this Agreement or any other agreement with the Company, each Covered Person shall have the right to determine confidentially whether such Covered Person's Covered Shares will be tendered in such tender or exchange offer.

     Section 5.09. No Third-party Rights. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and permitted assigns.

     Section 5.10. Amendments To Effect Reorganization. The parties understand that there may be a restructuring of the proposed roll-up transactions to occur on the IPO Date that may result in Bermudaco being reorganized as (or its rights and liabilities assumed by) a corporation organized under the laws of any of the United States of America or the United Kingdom and Luxco being reorganized as (or its rights and liabilities assumed by) an entity organized under the laws of another jurisdiction. Notwithstanding anything to the contrary contained herein, Luxco and the Partners Committee may, without the consent of any Covered Person hereunder, make such amendments or modifications to this agreement in connection with any such restructuring (including the assignment of the rights and liabilities granted to Luxco hereunder to such new entity) as they deem necessary or desirable to carry out the intent of the provisions hereof.

     Section 5.11. Section Headings. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

     IN WITNESS WHEREOF, the parties hereto have duly executed or caused to be duly executed this Transfer Rights Agreement in multiple original copies as of the date first above written.

                                        PwC CONSULTING SCA

                                        By: PwCC LIMITED,
                                            its General Partner


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:



          [Signature blocks of Covered Persons set forth separately.]

                                        By
                                           -------------------------------------
                                           Name:

                                   APPENDIX A

                                 Covered Persons

                                                                       EXHIBIT I


                                JOINDER AGREEMENT

     This Joinder Agreement (this "JOINDER AGREEMENT") is made as of the date written below by the undersigned (the "JOINING PARTY") in accordance with the Transfer Rights Agreement dated as of April 30, 2002 (the "AGREEMENT") among PwC Consulting SCA and the Covered Persons signatory thereto, as the same may be amended from time to time. Capitalized terms used, but not defined, in this Joinder Agreement shall have the meaning ascribed to such terms in the Agreement.

     The undersigned Joining Party hereby acknowledges, agrees and confirms that, by execution of this Joinder Agreement, the Joining Party shall be deemed to be a Covered Person party to the Agreement as of the date hereof and shall have all of the rights and obligations of a "Covered Person" thereunder as if the undersigned had executed the Agreement. The Joining Party hereby agrees to be bound by, all of the terms, provisions and conditions contained in the Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.


Date: ___________ ___, ______



                                        [NAME OF JOINING PARTY]


                                        ----------------------------------------